CONSOLIDATED STATEMENTS OF CASH FLOWS - EUR (€)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Cash flows from operating activities:
Net loss	€ (823,977)	€ (1,320,353)
Changes in operating assets and liabilities:
Increase in VAT receivable	(8,895)	(7,807)
Increase in prepayments	(122,507)	0
Increase in amount due to related parties	906,301	890,915
Increase in trade and other payables	48,755	436,577
Net cash used in operating activities	(323)	(668)
Net cash from investing activities	0	0
Cash flows from financing activities:
Increase from related party advances, net	1,370
Net cash provided by financing activities	1,370
Net increase/(decrease) in cash and cash equivalents	1,047	(668)
Cash and cash equivalents at beginning of year	11	679
Cash and cash equivalents at end of year	1,058	11
Non cash investing and financing activities:
Shares issued for amounts due to related parties	0	5,600,000
Shares issued for trade and other payables	€ 0	€ 919,663